Marshall & Ilsley Corporation

Gold  Banc  Corporation

November 10, 2005

merges with

Forward  Looking  Statement

This presentation contains forward-looking statements about the future financial results of Marshall & Ilsley Corporation and the combined company which are within the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.  Such statements are subject to important factors which could cause actual results to differ materially from those anticipated by such forward-looking statements.  These forward-looking statements include statements with respect to the expected timing, completion and effects of the proposed Merger and the financial condition, results of operations, plans, objectives, future performance and business of M&I and the combined company, including statements preceded by, followed by or that include the words “believes,” “expects,”
“anticipates” or similar expressions.

These forward-looking statements involve certain risks and uncertainties. There are a number of important factors which could cause M&I’s and the combined company actual results to differ materially from those anticipated by the forward-looking statements.  These factors include, but are not limited to: (1) competitive pressures among depository institutions increasing significantly; (2) changes in the interest rate environment reducing interest margins; (3) prepayment activity, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either nationally or in the states in which M&I and Gold Banc do business, become less favorable than expected; (5) expected synergies and cost savings are not achieved or achieved at a slower pace than expected; (6) integration problems or delays; (7) legislative or regulatory changes which adversely affect the businesses in which M&I and Gold Banc are engaged; (8) changes in the securities markets;
(9) the economic impact of terrorist attacks and similar or related events; (10) receipt of regulatory approvals without unexpected delays or conditions; (11) changes in the securities markets; (12) retention of customers and critical employees; (13) unanticipated changes in laws, regulations, or other industry standards affecting
M&I/Gold Banc’s businesses; and (14) those referenced in M&I’s Annual Report on Form 10 K for the year ended December 31, 2004, under the heading “Forward-
Looking Statements.”  Further information on other factors which could affect the financial results of M&I and the combined company after the merger are included in
M&I’s filings with the Securities and Exchange Commission.

M&I and Gold Banc intend to file a registration statement on Form S-4, which will include a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving M&I and Gold Banc.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READTHIS FILING WHEN IT BECOMES
AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC when they become available at the SEC's website at http://www.sec.gov.  In addition, investors and security holders may obtain free copies of documents filed with the SEC by Gold Banc at Gold Banc's website at http://www.goldbanc.com or by contacting Gold Banc investor relations via telephone at 913-451-8050.  Investors and security holders may obtain free copies of the documents filed with the SEC by M&I at M&I's website at http://www.micorp.com, Investor Relations, or by contacting M&I investor relations via telephone at 414-765-7834.

M&I, Gold Banc and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of Gold Banc in connection with the merger transaction.  Information regarding directors and executive officers of M&I and Gold Banc and their respective interests in the proposed transaction will be available in the proxy/statement prospectus of M&I and Gold Banc described above and other relevant materials to be filed with the SEC.

Strategic  Rationale

Opportunity to expand in two growth markets

Kansas City

West coast of Florida

Ability to expand product offerings

Commercial Banking

Retail Banking

Wealth Management

Credit discipline aligned with M&I

Strong customer relationship focus

Continues earnings diversification strategy

Transaction Terms

Price per share

$18.50

Premium to market (11/8/05 close)

24%

Total value

approximately  $700 mil

Components

Stock  85%  /  Cash 15%

Caps and collars

Fixed value of $18.50 per Gold share if M&I stock trades between $36.40 and

$49.24 (shares: max 16.4M; min 12.1M)

Fixed exchange ratio if M&I stock above $49.24 or below $36.40

Walk-away right for Gold if M&I stock falls below $32.11 at closing, subject to M&I right to increase stock consideration

Transaction Assumptions

Cost savings estimate                                          20%

Achieved 40% in 2006, 90% in 2007, 100% in 2008

Transaction costs estimate                              $40 mil

Internal rate of return expected                          15+%

Approximately $.01 per quarter dilution in 2006

Expected to be accretive to earnings in 2007

435
35
152
29
635
291
Kansas City
670
Kansas City
Independence
70
Shawnee
Overland Park
Lenexa
470
Olathe
Copyright (C) 2005 SNL Financial LC. All rights reserved
0
7.67mi

Lakeland
Clearwater
Largo
Pinellas Park
275
175
4
Florida
27
Fort Myers
Cape Coral
75
Copyright (C) 2005 SNL Financial LC. All rights reserved
0
25.5mi

Branch  Locations

Tulsa

(210 miles south)

St. Joseph

(35 Miles north)

Ruskin

Tampa

Murdock

Sarasota

Naples

Bonita Springs

Gold Banc & M&I Florida Branches

M&I

Includes 3 yet to be

opened FL branches

purchased in 2005

Gold Banc

Pittsburg

(120 miles south)

Gold Banc Metro Kansas City Branches

3%
12%
6%
4%
2%
73%
16%
14%
6%
7%
4%
53%
2%
4%
17%
7%
18%
6%
4%
42%

Gold Bank

Continues Earnings Diversification Strategy

Pro forma with Gold

Wealth
Management

National
Consumer

Wisconsin
Banking

Metavante

Correspondent

2001

Non-Wisconsin
Banking

Wealth
Management

National
Consumer

Wisconsin
Banking

Metavante

Correspondent

Non-
Wisconsin
Banking

(AZ, MN, StL)

Wealth
Management

National
Consumer

Wisconsin
Banking

Metavante

Correspondent

2004

Kansas City

Florida

Non-
Wisconsin
Banking

(AZ, MN, StL)

Financial  Comparison

                                                                   M&I                    Gold

Assets                                                 $45 B                 $4.1 B

Loans                                                    33 B                   3.0 B

Deposits                                                27 B                   3.0 B

Equity                                                    4.5 B                   0.3 B

Net Income:   YTD 2005                      542 M                  38 M(a,b)

                               2004                           627 M                  19 M

ROA (3rd Qtr 2005)                             1.67%                  .49%(b)

ROE (3rd Qtr 2005)                             16.6%                   7.1%(b)

Employees (Total)                                     13,800                     720

Market Cap (11/8/05)                         $10.2 B                $0.6 B

(a)  Includes proceeds from the sale of 7 Oklahoma branches on 6/17/2005 for approximately $22.1 million after tax.

(b)  Includes impact of Gold-reported unusual items of -$3.1 million to 3rd Qtr, 2005 GAAP net income of $5.0 million.

Pro forma Capital

            3/31/2006 Estimates                                M&I               Pro forma

                                                     Standalone       M&I w/ Gold

Tangible  Equity / Assets              5.91%                5.72%

Tier 1 Leverage ratio                    7.42%                7.29%

Tier 1 Risk-based ratio                 8.18%                8.06%

Total Risk-based ratio                  12.21%             11.91%

M&I Book Value per Share           $20.62              $21.85

Deposits & Geographic Distribution

Bank-issued Deposits (9/30/05)                                                      M&I                             Gold Banc

                                                               $B          mix                  $M          mix

DDA                                                $5.2         26%              $305         12%

NOW / MMDA / Savings                   10.1         50                   922         35

CD's < $100,000                               3.2          16                   880         33

CD's > $100,000                               1.6            8                   538         20

                                                            $20.1       100%            $2,645      100%

# of branches                                              257                                  31

             Wisconsin                                                  194                                   --

             Minnesota                                                    14                                   --

             Arizona                                                        38                                   --

             St. Louis                                                        8                                   --

             Kansas City                                                  --                                   13

             Other Kansas / Missouri                               --                                     4

             Florida(a)                                                                            2                                   11

             Tulsa, OK                                                     --                                     3

             Las Vegas                                                     1                                    --

            (a) Excludes 3 Florida branch locations recently purchased by M&I and 1 Gold Bank branch expected to open in January 2006.

Loan  Mix

                                                                    M&I                            Gold Banc

                                                              $B            mix                  $M         mix

C & I                                               $9.7         29%             $620        20%

Commercial Real Estate                  8.7          27               1,129        37

Construction & Land Dev.                 3.3        10                   966       32

Consumer   (incl. Home Eq)                           6.6        20                     64         2

Residential Real Estate                    4.8         14                   262         9

                                                           $33.1       100%           $2,949     100%

Data as of September 30, 2005 (period-end balances).

Demographic  Consumer  Comparison

                                       2005           Population Growth         HH Income Growth

         MSA                   Population      2000 – 05   2005 – 10   2000 – 05   2005 - 10

Kansas City              2.0M              7.1%           7.2%         21.1%       20.3%

Milwaukee                 1.5M             1.8               2.0            16.6          17.2

Minneapolis               3.2M             8.7               8.9            26.4          26.8

St. Louis                    2.8M             4.2               5.0            19.4          19.1

Phoenix                     3.8M           17.4             16.3            25.2          25.2

West Coast Florida       4.3M           13.3             13.7           19.5              22.1

            (includes Tampa/St. Pete, Cape

            Coral/Ft Myers, Punta Gorda,

            Sarasota/Bradenton, & Naples/

            Marco Island MSAs combined)

Source:  SNL Financial / ESRI.

Demographic  Business  Comparison
Top 5  non-farm  sectors

Source:  Bureau of Labor Statistics

                               Kansas       West Coast                                                   St.

                                   City             Florida       Milwaukee    Minneapolis    Louis   Phoenix

Trade, Transp.,

Utilities                       21%                 17%            18%                  19%           19%         20%

Manufacturing              9               5                   16                    12               11              7

Educational,

Health Services           11            12                  16                     13               15            11

Professional,

Business Serv.            13             25                   13                      14               14            16

Government                15             12                  10                      14               12            13

Top 5

percentage                  69%          71%             73%                   72%            71%        67%

Industry sectors well aligned with past experiences

Demographic  Business  Comparison
Number of companies based on employee count

Source:  SBA

                                Kansas    West Coast                                                St.

                                  City           Florida      Milwaukee     Minneapolis    Louis      Phoenix

Less than 20

employees              32,750      79,663         26,456           60,573       45,099        51,941

Between 21-

500 employees         5,313        8,588           4,967             9,586         7,430          8,002

Over 500

Employees                1,861         4,194          1,463              2,145         1,999          2,433

Total

companies              39,924        92,445       32,886            72,304       54,528       62,376

Strong business base with middle market focus

Competitor  Comparison
(in major MSA's)

                           Kansas                                                      St.                                Sarasota/

                                City          Milwaukee      Minneapolis     Louis          Phoenix        Bradenton

M&I rank(a)                                   1st                              5th                      6th               5th

Gold rank(a)                6th                                                                                                                                   6th

Top competitors:

      #1                 B of A            US Bank        Wells Fargo     US Bank     JPMorgan       B of A

            #2               Commerce      JPMorgan          US Bank         B of A          B of A       Wachovia

      #3                  UMB            Associated            TCF        Commerce    Wells Fargo  SunTrust

(a)  Based on June 30, 2005  FDIC branch deposit information

Source:  SNL Financial.

Expected  Timeline

Transaction announcement                          November 10

Customary regulatory approvals                   3-4 months

Shareholder meeting for Gold Banc             First quarter, 2006

Transaction closing                                       Second quarter, 2006

Systems integration                                      Second quarter, 2006

Transaction multiples

                                                                                      Comparables

                                                            Gold          Natl City        3  recent    15 U.S.
                                                           Bank          Allegiant       FL dealsa    dealsb

Price to est. 2005 earningsc               21.0X           24.0X            31.8X         20.1X

Price to est. 2006 earningsc               17.8X            19.1X           26.9X         18.3X

Price to Book                                  260%           242%           373%         230%

Price to Tangible Book                   297%            337%          483%         325%

                                                                                                                                              5th3rd only

Premium to market (11/8/05)                      24%              20%             41%           20%

a.  Fifth Third for First Nat'l (Naples), Whitney Holding for First Nat'l (Bradenton) and Commerce for Palm Beach Co.(all announced since 1/1/04).

b.  15 bank deals announced since 1/1/04 with deal value between $250 mil and $1 bil.

c.  Gold Banc earnings based on street estimates as of 11/7/05.